UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2004

SUPPORTSOFT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

575 Broadway, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 2, 2004, SupportSoft, Inc. (“SupportSoft”) completed its acquisition of substantially all of the assets of Core Networks Incorporated (“Core”), for approximately $16,850,000 in cash and the assumption of certain operating liabilities of Core, a developer of software products for network monitoring, management and activation of digital services for DSL and cable broadband providers.

The acquisition was consummated in accordance with the terms of an Asset Purchase Agreement, dated July 20, 2004, by and among Core, Core Networks (US), Inc., Core Networks (Europe) B.V., SupportSoft Canada, Inc. and SupportSoft (the “Acquisition Agreement”). Of the $16,850,000 purchase price, $2,550,000 is being held in escrow in accordance with the terms and conditions of an escrow agreement by and among BNY Trust Company of Canada, as escrow agent, SupportSoft and Core to satisfy any obligations of Core to indemnify SupportSoft against any claims made by SupportSoft against Core for any breaches of its representations or warranties contained in or made pursuant to the Acquisition Agreement and certain other matters set forth in the Acquisition Agreement.

The purchase price was funded with SupportSoft’s available cash.

The purchase price for Core was determined through negotiations between SupportSoft and Core. Prior to the acquisition, there were no material relationships between Core and SupportSoft, any of SupportSoft’s affiliates, directors or officers or any associate of such directors or officers.

The press release announcing the completion of the acquisition of substantially all of the assets of Core Networks was filed as an exhibit to SupportSoft’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2004.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Core Networks Incorporated and its subsidiaries as at April 30, 2004 and 2003 and for each of the years in the two-year period ended April 30, 2004 are included as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of SupportSoft, Inc. and Core Networks Incorporated is included in Exhibit 99.3.

(c)	Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among Core Networks Incorporated, Core Networks (Europe) B.V., Core Networks (US) Inc., The Principal Stockholder Signatories, SupportSoft, Inc. and SupportSoft Canada Inc.

23.1	Consent of Deloitte & Touche LLP Chartered Accountants, independent auditors of Core Networks Incorporated.

99.1**	Press Release dated September 2, 2004 announcing acquisition of substantially all of the assets of Core Networks Incorporated.

99.2	Financial Statements of Core Networks Incorporated.

99.3	SupportSoft, Inc. and Core Networks Incorporated unaudited pro forma condensed combined consolidated financial information.

*	Previously filed as Exhibit 2.1 to SupportSoft’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

**	Previously filed as Exhibit 99.1 to SupportSoft’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004

SUPPORTSOFT, INC.

By:	/s/ BRIAN M. BEATTIE
Brian M. Beattie
Executive Vice President of Finance and
Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among Core Networks Incorporated, Core Networks (Europe) B.V., Core Networks (US) Inc., The Principal Stockholder Signatories, SupportSoft, Inc. and SupportSoft Canada Inc.

23.1	Consent of Deloitte & Touche LLP Chartered Accountants, independent auditors of Core Networks Incorporated.

99.1**	Press Release dated September 2, 2004 announcing acquisition of substantially all of the assets of Core Networks Incorporated.

99.2	Financial Statements of Core Networks Incorporated.

99.3	SupportSoft, Inc. and Core Networks Incorporated unaudited pro forma condensed combined consolidated financial information.

*	Previously filed as Exhibit 2.1 to SupportSoft’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

**	Previously filed as Exhibit 99.1 to SupportSoft’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2004.